                                                                      Exhibit 99

                         FORM 4 JOINT FILER INFORMATION

Name of
"Reporting Persons":      InterWest Partners X, L.P. ("IW10")
                          InterWest Management Partners X, LLC ("IMP10")

                          Bruce A. Cleveland
                          Philip T. Gianos
                          W. Stephen Holmes
                          Nina Kjellson
                          Gilbert H. Kliman
                          Arnold L. Oronsky
                          Douglas A. Pepper
                          Keval Desai
                          Khaled Nasr

Address:                  2710 Sand Hill Road, Suite 200
                          Menlo Park, CA  94025

Designated Filer:         InterWest Partners X, L.P.

Issuer and Ticker Symbol: Invuity, Inc. ("IVTY")

Date of Event:            June 18, 2015

Each of the following is a Joint Filer with InterWest Partners X L.P. ("IW10")
and may be deemed to share indirect beneficial ownership in the securities set forth on the attached Form 4:

InterWest Management Partners X, LLC ("IMP10") is the general partner of IW10 and has sole voting and investment control over the shares owned by IW10.
Bruce A. Cleveland, Philip T. Gianos, W. Stephen Holmes, Nina Kjellson,
Gilbert H. Kliman, Douglas A. Pepper, and Arnold L. Oronsky are Managing
Directors of IMP10 and, Keval Desai and Khaled A. Nasr, and are Venture Members
of IMP10.

All Reporting Persons disclaim beneficial ownership of shares of Invuity, Inc.
stock held by IW10, except to the extent of their respective pecuniary interest therein. The filing of this statement shall not be deemed an admission that, for purposes of Section 16 of the Securities Exchange Act of 1944, or otherwise, any of the Reporting Persons are the beneficial owner of all of the equity securities covered by this statement.

Each of the Reporting Persons listed above has designated InterWest Partners X,
L.P. as its designated filer of Forms 4, 4 and 5 in accordance with Section
16(a) of the Securities Exchange Act of 1944 and the rules thereunder. Each
Reporting Person has appointed InterWest Management Partners X, LLC as its attorney in fact for the purpose of making reports relating to transaction in
Invuity, Inc. Common Stock.

INTERWEST MANAGEMENT                   Gilbert H. Kliman, an individual
PARTNERS X, L.L.C.                     By: InterWest Management Partners X, LLC,
                                           as Attorney-in-Fact
By:  /s/ W. Stephen Holmes
     --------------------------------
         W. Stephen Holmes, Managing   By: /s/ Karen A Wilson
         Director                          -------------------------------------
                                               Karen A. Wilson, Power of
                                               Attorney

INTERWEST PARTNERS X, LP               Arnold L. Oronsky, an individual
                                       By: InterWest Management Partners X, LLC,
By:  InterWest Management Partners         as Attorney-in-Fact
     X, LLC
     Its General Partner
                                       By: /s/ Karen A Wilson
                                           -------------------------------------
                                               Karen A. Wilson, Power of
By:  /s/ W. Stephen Holmes                     Attorney
     --------------------------------
         W. Stephen Holmes, Managing
         Director

Bruce A. Cleveland, an individual          Douglas A. Pepper, an individual
By:  InterWest Management Partners X,      By: InterWest Management Partners X,
     LLC,as Attorney-in-Fact                   LLC, as Attorney-in-Fact

By:  /s/ Karen A Wilson                By: /s/ Karen A Wilson
     --------------------------------      -------------------------------------
         Karen A. Wilson, Power of             Karen A. Wilson, Power of
         Attorney                              Attorney

Philip T. Gianos, an individual        Keval Desai, an individual
By:  InterWest Management Partners X,  By: InterWest Management Partners X, LLC,
     LLC, as Attorney-in-Fact              as Attorney-in-Fact

By:  /s/ Karen A Wilson                By: /s/ Karen A Wilson
     --------------------------------      -------------------------------------
         Karen A. Wilson, Power of             Karen A. Wilson, Power of
         Attorney                              Attorney

W. Stephen Holmes, an individual       Khaled A. Nasr, an individual
By:  InterWest Management Partners X,  By: InterWest Management Partners X, LLC,
     LLC, as Attorney-in-Fact              as Attorney-in-Fact

By:  /s/ Karen A Wilson                By: /s/ Karen A Wilson
     --------------------------------      -------------------------------------
         Karen A. Wilson, Power of             Karen A. Wilson, Power of
         Attorney                              Attorney

Nina Kjellson, an individual
By: InterWest Management Partners X,
     LLC, as Attorney-in-Fact

By:  /s/ Karen A Wilson
     --------------------------------
         Karen A. Wilson, Power of
         Attorney